UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 24, 2020.

NGEN TECHNOLOGIES HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55177	27-4715504
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5430 Lyndon B Johnson Fwy, Suite 1200, Dallas, TX	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 610-3817

Liberated Solutions, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2020, Scott Lucas resigned as a Director and Chief Executive Officer of Ngen Technologies Holdings Corp. (the “Company”) effective July 27, 2020. In addition, Mr. Lucas resigned as a Director and Chief Executive Officer of Ngen Technologies USA, Corp., a wholly owned subsidiary of the Company, effective July 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 24, 2020

NGEN TECHNOLOGIES HOLDINGS CORP.

By:	/s/ Scott Lucas
Scott Lucas
Chief Executive Officer